Exhibit 99.2 Q1 2023 Earnings Supplement May 9, 2023

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward- looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, expected to be filed with the SEC in the second quarter of 2023. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of May 9, 2023, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K and has not provided a quantitative reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, because it is unable without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock. 2

Execution Fulfillment Our mission is to deliver the most important and complex payments 3

Q1 2023 Performance 4

GAAP Financial Highlights Q1 2023 $94.4 M 61.8% $(3.7)M Revenue Gross Margin Net Loss 5

Key Operating Metrics (Non-GAAP) Q1 2023 $7.0M $5.7B $89.1M 67.2% 1 1 1,2 +50.3% (30) bps +35.8% Total Revenue Less Adjusted Adjusted Payment Ancillary Gross EBITDA Volume Services Margin 1. Represents Y-o-Y Growth as compared to Q1 2022 2. Prior year Adjusted Gross Profit and Adjusted Gross Margin have been recast to align with the updated methodology as described in the Appendix. See appendix for reconciliation to GAAP amounts 6

Growth Strategies Grow with Grow with Expand our Expand to Pursue strategic existing new ecosystem new industries, & value- clients clients through channel geographies & enhancing partnerships products acquisitions 100%+ YoY 124% 170+ 2022 average New clients in Q1 Growth annual dollar-based 2023 Agent Payments net retention rate Volume in Q1 2023 7

GROWTH with NEW CLIENTS Our partnership with Flywire is extremely important at UCLA. As the #1 public university we welcome students from all over the world. With this diversity also comes diverse Client Overview banking and we need to make sure all of our students can ● Public research university easily pay tuition. Flywire provides A+ service to us and to founded in 1881 ● 31,000+ undergraduate our students. We are confident Flywire will continue to students and 14,000+ support UCLA students and families in the best way possible. graduate students, many of whom have an international visa status BIANCA CAULFIELD Manager, UCLA Payment Solutions & Compliance Flywire Solution Implemented Cross-border payments solution for UCLA’s Main Campus

EXPAND ECOSYSTEM through CHANNEL PARTNERS + Flywire and Ellucian teams have been working Channel Partner Overview closely to deliver an improved integration and an innovative customer experience. Flywire’s ● Student information systems (SIS), finance & HR, recruiting, retention & analytics solutions provider for higher education powerful global payments network and sector ● Supports 2,700+ colleges/ universities across 50 countries payments software, integrated with Ellucian’s suite of products, will deliver significant Flywire Relationship improvements for institutions around the ● Flywire named 2022 Ellucian Partner of the Year for world. Integration Excellence ● Flywire integrates directly into Ellucian’s new Payment API Layer, Ellucian Payment Service, helping universities ZACH TUSSING automatically power transactions, ranging from initial Director of Partnerships at Ellucian application fees, all the way through to international or domestic tuition payments and setting up payment plans ● Flywire’s direct integrations with Ellucian can accelerate the implementation process for institutions, providing a more engaging, flexible experience for students and families

Financial Outlook 10

Q2 2023 Outlook* $71 – $75 M ($5) - ($3) M 1 Revenue Less Adjusted EBITDA Ancillary Services 1. Flywire has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K and has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. *Assumes foreign exchange rates prevailing as of March 31, 2023 11

FY 2023 Outlook* $360 - $370M $30 - 36M 1 Revenue Less Adjusted EBITDA Ancillary Services 1. Flywire has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K and has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. 12 *Assumes foreign exchange rates prevailing as of March 31, 2023

Appendix 13

Revenue Less Ancillary Services at Constant Currency* $USD in Millions

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations * *Beginning with the quarter ended December 31, 2022, we have excluded depreciation and amortization from the calculation of our adjusted gross profit, which we believe enhances the understanding of the Company’s operating performance and enables more meaningful period to period comparisons. 15 $USD in Millions

Revenue Disaggregation by Revenue Type 16 $USD in Millions

Net Loss to Adjusted EBITDA Reconciliation $USD in Millions 17

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance $USD in Millions 18